Name change from "SECURAL Mutual Funds, Inc." to "First American Investment Funds, Inc." approved at Board of Directors' Meetings on February 12, 1991; Amendment adding new section 8 to Article I approved at Board of Directors' Meeting on December 15, 1992; Amendments to Article III approved at Board of Directors' Meetings on September 7, 1993; Amendment adding new Section 3 to
Article V approved at Board of Directors' Meeting on December 7, 1993; Amendment to Article V, Section 3 changing fund names approved at Board of Directors' Meeting on March 7, 1994; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on June 8, 1994; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on December 7, 1994; Amendment to
Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on March 6, 1995; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on December 6, 1995; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on June 4, 1997; Amendment to Article V, Section 3 providing for names of classes and series approved at Board of Directors Meeting on February 23, 1998; Amendment to
Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on December 9, 1998; Amendment to Article II, Section 8 specifying committee quorum approved at Board of Directors Meeting on February 23, 1999; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on September 8, 1999; Amendment to Article I, Section 4 providing for electronic voting approved at Board of Directors Meeting on December 8, 1999; Amendment to Article V, Section 3 providing for names of classes and series approved at Board of Directors Meeting on February 28, 2001; Amendment to Article V, Section 3 providing for names of classes and series approved at Board of Directors Meeting on June 1, 2001; Amendment to Article V, Section 3 providing for names of classes and series approved at Board of Directors Meeting on February 21, 2002; Amendment to
Article V, Section 3 providing for names of classes and series approved at Board of Directors Meeting on September 18, 2002; Amendments to Article V, Section 3 providing for name changes and names of new class and series approved at Board of Directors Meeting on December 4, 2002; Amendments to Article V, Section 3 providing for name changes approved at Board of Directors Meeting on February 18, 2004; Amendments to Article V, Section 3 providing for names of new class and series approved at Board of Directors Meeting on September 16, 2004; Amendment to Article V, Section 3 changing fund names approved at Board of Directors' Meeting on February 15, 2005; Amendment to Article V, Section 3 changing fund names approved at Board of Directors' Meeting on June 21, 2005; Amendment to Article V, Section 3 providing for names of new class and series approved at Board of Directors Meeting on December 5, 2006; Amendments to
Article V, Section 3 providing for names of new class and series approved at Board of Directors Meeting on June 20, 2007; Amendment to Article V, Section 3 providing for names of new class and series approved at Board of Directors Meeting on December 5, 2007; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on September 25, 2008; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors Meeting on June 18, 2009; Amendment to Article V, Section 3 providing for name of new class and series approved at Board of Directors Meeting on September 16, 2009; Amendment to
Article V, Section 3 providing for name change ratified at Board of Directors Meeting on February 17, 2010; Amendment to Article V, Section 3 providing for name changes and names of new classes and series approved at Board of Directors Meeting on October 7, 2010; Amendment to Article V, Section 3 changing fund names approved at Board of Directors' Meeting on October 7, 2010; Amendment to
Article V, Section 3 providing for share class redesignations approved at Board of Directors' Meeting on October 7, 2010; Name change from "First American Investment Funds, Inc." to "Nuveen Investment Funds, Inc." approved at Board of Directors' Meeting on February 27, 2011; Amendment to Article V, Section 3 changing fund name approved at Board of Directors' Meeting on March 16, 2011; Amendment to Article V, Section 3 providing for names of new classes and series approved at Board of Directors' Meeting on May 24, 2011; Amendment to Article V,
Section 3 providing for names of new class and series approved at Board of Directors' Meeting on June 28, 2011; Amendment to Article V, Section 3 providing for name change approved at Board of Directors' Meeting on May 24, 2011; Amendment to Article V, Section 3 providing for name change approved at Board of Directors' Meeting on December 15, 2011; Amendment to Article V, Section 3 providing for name change approved at Board of Directors' Meeting on February 29, 2012; Amendments to Article V, Section 3 providing for names of new class and series approved at Board of Directors Meeting on November 14, 2012; Amendment to Article V, Section 3 providing for name change approved at Board of Directors Meeting on February 26, 2013.

                                     BYLAWS

                                       OF

                          NUVEEN INVESTMENT FUNDS, INC.

                            (A Maryland Corporation)

                                    ARTICLE I
                                    ---------

                                  Stockholders
                                  ------------

         SECTION 1. Meetings. Annual or special meetings of stockholders may be
         ---------  --------
held on such date and at such time as shall be set or provided for by the Board of Directors or, if not so set or provided for, then as stated in the notice of meeting. The notice of meeting shall state the purpose or purposes for which the meeting is called.

         SECTION 2. Place of Meetings. All meetings of stockholders shall be
         ---------  -----------------
held at such place in the United States as is set or provided for by the Board of Directors or, if not so set or provided for, then as stated in the notice of meeting.

         SECTION 3. Organization. At any meeting of the stockholders, in the
         ---------  ------------
absence of the Chairman of the Board of Directors, if any, and of the President or a Vice President acting in his stead, the stockholders shall choose a chairman to preside over the meeting. In the absence of the Secretary or an Assistant Secretary, acting in his stead, the chairman of the meeting shall appoint a secretary to keep the record of all the votes and minutes of the proceedings.

         SECTION 4. Proxies. At any meeting of the stockholders, every
         ---------  -------
stockholder having the right to vote shall be entitled to vote in person or by proxy submitted by any means permitted by Maryland Statutes Section 2-507(c)(3) or any successor provision of Maryland Statutes. No proxy shall be voted after eleven months from its date unless it provides for a longer period.

         SECTION 5. Voting. At any meeting of the stockholders, every
         ---------  ------
stockholder shall be entitled to one vote or a fractional vote on each matter submitted to a vote for each share or fractional share of stock standing in his name on the books of the Corporation as of the close of business on the record date for such meeting. Unless the voting is conducted by inspectors, all questions relating to the qualifications of voters, validity of proxies and acceptance or rejection of votes shall be decided by the chairman of the meeting.

         SECTION 6. Record Date; Closing of Transfer Books. The Board of
         ---------  --------------------------------------
Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall be not more than sixty days, and in case of a meeting of stockholders not less than ten days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, twenty days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting.

         SECTION 7. Registered Stockholders. The Corporation shall be entitled
         ---------  -----------------------
to recognize the exclusive right of a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

         SECTION 8. Calling of Special Meeting of Shareholders. A special
         ---------  ------------------------------------------
meeting of stockholders shall be called upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to vote at such meeting.

                                   ARTICLE II
                                   ----------

                               Board of Directors
                               ------------------

         SECTION 1. Number, Qualification, Tenure and Vacancies. The initial
         ---------  -------------------------------------------
Board of Directors shall consist of five (5) directors. Except as hereinafter provided, a director shall be elected to serve until his successor shall be elected and shall qualify or until his earlier death, resignation, retirement or removal. The directors may at any time when the stockholders are not assembled in meeting, establish, increase or decrease their own number by majority vote of the entire Board of Directors; provided, that the number of directors shall never be less than three (3)

nor more than twelve (12). The number of directors may not be decreased so as to affect the term of any incumbent director. If the number be increased, the additional directors to fill the vacancies thus created may, except as hereinafter provided, by elected by majority vote of the entire Board of Directors. Any vacancy occurring for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum; provided, however, that after filling any vacancy for any cause whatsoever two-thirds (2/3) of the entire Board of Directors shall have been elected by the stockholders of the Corporation. A director elected under any circumstance shall be elected to hold office until his successor is elected and qualified, or until such director's earlier death, resignation, retirement or removal.

         SECTION 2. When Stockholder Meeting Required. If at any time less than
         ---------  ---------------------------------
a majority of the directors holding office were elected by the stockholders of the Corporation, the directors or the President or Secretary shall cause a meeting of stockholders to be held as soon as possible and, in any event, within sixty (60) days, unless extended by order of the Securities and Exchange Commission, for the purpose of electing directors to fill any vacancy.

         SECTION 3. Regular Meetings. Regular meetings of the Board of Directors
         ---------  ----------------
may be held at such time and place as shall be determined from time to time by agreement or fixed by resolution of the Board of Directors.

         SECTION 4. Special Meetings. Special meetings of the Board of Directors
         ---------  ----------------
may be called at any time by the Chairman of the Board or President and shall be called by the Secretary upon the written request of any two (2) directors.

         SECTION 5. Notice of Meetings. Except as otherwise provided in these
         ---------  ------------------
Bylaws, notice need not be given of regular meetings of the Board of Directors held at times fixed by agreement or resolution of the Board of Directors. Notice of special meetings of the Board of Directors, stating the place, date and time thereof, shall be given not less than two (2) days before such meeting to each director. Notice to a director may be given personally, by telegram, cable or wireless, by telephone, by mail, or by leaving such notice at his place of residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the director at his address as it appears on the records of the Corporation. Meetings may be held at any time without notice if all the directors are present, or if those not present waive notice of the meeting in writing. If the President shall determine in advance that a quorum would not be present on the date set for any regular or special meeting, such meeting may be held at such later date, time and place as he shall determine, upon at least twenty-four (24) hours' notice.

         SECTION 6. Quorum. A majority of the directors then in office, at a
         ---------  ------
meeting duly assembled, but not less than one-third of the entire Board of Directors nor in any event less than two directors, shall constitute a quorum for the transaction of business. The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If at any meeting of the Board of Directors, there shall be less than a quorum present, a majority of those present may adjourn the meeting, without further notice, from time to time until a quorum shall have been obtained.

         SECTION 7. Removal. At any meeting of stockholders, duly called and at
         ---------  -------
which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies.

         SECTION 8. Committees. The Board of Directors, may, by resolution
         ---------  ----------
adopted by a majority of the entire Board of Directors, from time to time appoint from among its members one or more committees as it may determine. Each committee appointed by the Board of Directors shall be composed of two (2) or more directors and may, to the extent provided in such resolution, have and exercise all the powers of the Board of Directors, except the power to declare dividends, to issue stock or to recommend to stockholders any action requiring stockholder approval. Each such committee shall serve at the pleasure of the Board of Directors. Each such committee shall keep a record of its proceedings and shall adopt its own rules of procedure. It shall make reports as may be required by the Board of Directors.

         A quorum of any committee shall consist of one-third of its members unless the committee is comprised of two or three members, in which event a quorum shall consist of two members. If a Pricing Committee is appointed and a member of such committee is absent from a committee meeting, the remainder of the committee (although not constituting a quorum) may appoint another director to act in place of the absent member.

                                   ARTICLE III
                                   -----------

                 Officers and Chairman of the Board of Directors
                 -----------------------------------------------

         SECTION 1. Offices. The elected officers of the Corporation shall be
         ---------  -------
the President, the Secretary and the Treasurer, and may also include one or more Vice Presidents, one or more

Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board of Directors may determine. Any two or more offices may be held by the same person, except that no person may hold both the office of President and the office of Vice President. A person who holds more than one office in the Corporation shall not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer.

         SECTION 2. Selection, Term of Office and Vacancies. The initial
         ---------  ---------------------------------------
officers of the Corporation shall be elected by the Board of Directors at the first meeting of the Board of Directors. Additional officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall serve at the pleasure of the Board of Directors or until his earlier death, resignation or retirement. If any office becomes vacant, the vacancy shall be filled by the Board of Directors.

         SECTION 3. Chairman of the Board. The Board of Directors may elect one
         ---------  ---------------------
of its members as Chairman of the Board. Except as otherwise provided in these Bylaws, in the event the Board of Directors elects a Chairman of the Board of Directors, he shall preside at all meetings of the stockholders and the Board of Directors and shall perform such other duties as from time to time may be assigned to him by the Board of Directors. The Chairman of the Board of Directors will under no circumstances be deemed to be an "officer" of the Corporation, and an individual serving as Chairman of the Board of Directors will not be deemed to be an "affiliated person" with respect to the Corporation (under the Investment Company Act of 1940, as amended) solely by virtue of such person's position as Chairman of the Board of Directors of the Corporation.

         SECTION 4. President. The president shall be the chair executive
         ---------  ---------
officer of the Corporation and shall perform such other duties as from time to time may be assigned to him by the Board of Directors. He shall perform the duties of the Chairman of the Board of Directors in the event there is no Chairman or in the event the Chairman is absent.

         SECTION 5. Vice Presidents. A Vice President shall perform such duties
         ---------  ---------------
as may be assigned by the President or the Board of Directors. In the absence of the President and in accordance with such order of priority as may be established by the Board of Directors, he may perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         SECTION 6. Secretary. The Secretary shall (a) keep the minutes of the
         ---------  ---------
stockholders' and Board of Directors' meetings in one or more books provided for that purpose, and shall perform like duties for committees when requested, (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized or required by law, and (d) in general perform all duties incident to the office of Secretary and such other duties as may be assigned by the President or the Board of Directors.

         SECTION 7. Assistant Secretaries. One or more Assistant Secretaries may
         ---------  ---------------------
be elected by the Board of Directors or appointed by the President. In the absence of the Secretary and in accordance with such order as may be established by the Board of Directors, an Assistant Secretary shall have the power to perform his duties including the certification, execution and attestation of corporate records and corporate instruments. Assistant Secretaries shall perform such other duties as may be assigned to them by the President or the Board of Directors.

         SECTION 8. Treasurer. The Treasurer (a) shall be the principal
         ---------  ---------
financial officer of the Corporation, (b) shall see that all funds and securities of the Corporation are held by the custodian of the Corporation's assets, and (c) shall be the principal accounting officer of the Corporation.

         SECTION 9. Assistant Treasurers. One or more Assistant Treasurers may
         ---------  --------------------
be elected by the Board of Directors or appointed by the President. In the absence of the Treasurer and in accordance with such order as may be established by the Board of Directors, an Assistant Treasurer shall have the power to perform his duties. Assistant Treasurers shall perform such other duties as may be assigned to them by the President or the Board of Directors.

         SECTION 10. Other Officers. The Board of Directors may appoint or may
         ----------  --------------
authorize the Chairman of the Board or the President to appoint such other officers and agents as the appointer may deem necessary and proper, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the appointer.

         SECTION 11. Bond. If required by the Board of Directors, the Treasurer
         ----------  ----
and such other directors, officers, employees and agents of the Corporation as the Board of Directors may specify, shall give the Corporation a bond in such amount, in such form and with such security, surety or sureties, as may be satisfactory to the Board of Directors, conditioned on the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, or removal from their office of all books, papers, vouchers, monies, securities and property of whatever kind in their possession belonging to the Corporation. All premiums on such bonds shall be paid by the Corporation.

         SECTION 12. Removal. Any officer (or the Chairman of the Board of
         ----------  -------
Directors) of the Corporation may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the officer (or the Chairman of the Board of Directors) so removed.

                                   ARTICLE IV
                                   ----------

                                  Capital Stock
                                  -------------

         SECTION 1. Stock Certificates. Certificates representing shares of
         ---------  ------------------
stock of the Corporation shall be in such form consistent with the laws of the State of Maryland as shall be determined by the Board of Directors. All certificates for shares of stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares of stock represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer records of the Corporation.

         SECTION 2. Redemption and Transfer. Any holder of stock of the
         ---------  -----------------------
Corporation desiring to redeem or transfer shares of stock standing in the name of such holder on the books of the Corporation shall deliver to the Corporation or to its agent duly authorized for such purpose a written unconditional request, in form acceptable to the Corporation, for such redemption or transfer. If certificates evidencing such shares have been issued, such certificates shall also be so delivered in transferable form duly endorsed or accompanied by all necessary stock transfer stamps or currency or certified or bank cashier's check payable to the order of the Corporation for the appropriate price thereof. The Corporation or its duly authorized agent may require that the signature of a redeeming stockholder on any or all of the request, endorsement or stock power be guaranteed and that other documentation in accordance with the custom of brokers be so delivered where appropriate, such as proof of capacity and power to make request or transfer. All documents and funds shall be deemed to have been delivered only when physically deposited at such office or other place of deposit as the Corporation or its duly authorized agent shall from time to time designate. At any time during which the right of redemption is suspended or payment for such shares is postponed pursuant to the Investment Company Act of 1940, as amended, or any rule, regulation or order thereunder, any stockholder may withdraw his request (and certificates and funds, if any) or may leave the same on deposit, in which case the redemption price shall be the net asset value next applicable after such suspension or postponement is terminated.

         SECTION 3. Lost, Mutilated, Destroyed or Wrongfully Taken Certificates.
         ---------  -----------------------------------------------------------
Any person claiming a stock certificate to have been lost, mutilated, destroyed or wrongfully taken, and who requests the issuance of a new certificate before the Corporation has notice that the certificate alleged to have been lost, mutilated, destroyed or wrongfully taken has been acquired by a bona fide purchaser, shall make an affidavit of that fact and shall give the Corporation and its transfer agents and registrars a bond, with sufficient surety, to indemnify them against any loss or claim arising as a result of the issuance of a new certificate. The form and amount of such bond and the surety thereon shall in each case be deemed sufficient if satisfactory to the President or Treasurer of the Corporation.

                                    ARTICLE V
                                    ---------

                               General Provisions
                               ------- ----------

         SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be
         ---------  -----------
established by resolution of the Board of Directors.

         SECTION 2. Amendments. These Bylaws may be altered, amended or repealed
         ---------  ----------
and new Bylaws may be adopted by a majority of the entire Board of Directors at any meeting of the Board of Directors.

         SECTION 3. Names of Classes and Series of Shares. The names of the
         ---------  -------------------------------------
classes and series of shares which have been classified by the Corporation in its Articles of Incorporation and in Articles Supplementary shall be as follows:

Designation of Shares in
Articles of Incorporation
or Articles Supplementary                       Name of Class or Series
-------------------------                       ------------------------
Class B Common Shares ......................... Nuveen Core Plus Bond Fund, Class A
Class B, Series 2 Common Shares ............... Nuveen Core Plus Bond Fund, Class I
Class B, Series 3 Common Shares ............... Nuveen Core Plus Bond Fund, Class B
Class B, Series 4 Common Shares ............... Nuveen Core Plus Bond Fund, Class C
Class B, Series 5 Common Shares ............... Nuveen Core Plus Bond Fund, Class R3
Class C Common Shares ......................... Reserved (formerly Nuveen Intermediate Tax Free Fund, Class A)
Class C, Series 2 Common Shares ............... Reserved (formerly Nuveen Intermediate Tax Free Fund, Class I)
Class C, Series 3 Common Shares ............... Reserved (formerly First American Intermediate Tax Free Fund,
                                                  Class B)
Class C, Series 4 Common Shares ............... Reserved (formerly Nuveen Intermediate Tax Free Fund, Class C1)
Class D Common Shares ......................... Reserved (formerly Nuveen Large Cap Value Fund, Class A)
Class D, Series 2 Common Shares ............... Reserved (formerly Nuveen Large Cap Value Fund, Class I)
Class D, Series 3 Common Shares ............... Reserved (formerly Nuveen Large Cap Value Fund, Class B)
Class D, Series 4 Common Shares ............... Reserved (formerly Nuveen Large Cap Value Fund, Class C)
Class D, Series 5 Common Shares ............... Reserved (formerly Nuveen Large Cap Value Fund, Class R3)
Class E Common Shares ......................... Nuveen Mid Cap Value Fund, Class A
Class E, Series 2 Common Shares ............... Nuveen Mid Cap Value Fund, Class I
Class E, Series 3 Common Shares ............... Nuveen Mid Cap Value Fund, Class B
Class E, Series 4 Common Shares ............... Nuveen Mid Cap Value Fund, Class C
Class E, Series 5 Common Shares ............... Nuveen Mid Cap Value Fund, Class R3
Class G Common Shares ......................... Reserved (formerly First American Balanced Fund, Class A)
Class G, Series 2 Common Shares ............... Reserved (formerly First American Balanced Fund, Class Y)
Class G, Series 3 Common Shares ............... Reserved (formerly First American Balanced Fund, Class B)
Class G, Series 4 Common Shares ............... Reserved (formerly First American Balanced Fund, Class C)
Class G, Series 5 Common Shares ............... Reserved (formerly First American Balanced Fund, Class R)
Class H Common Shares ......................... Nuveen Equity Index Fund, Class A
Class H, Series 2 Common Shares ............... Nuveen Equity Index Fund, Class I
Class H, Series 3 Common Shares ............... Nuveen Equity Index Fund, Class B
Class H, Series 4 Common Shares ............... Nuveen Equity Index Fund, Class C

Class H, Series 5 Common Shares ............... Nuveen Equity Index Fund, Class R3
Class I Common Shares ......................... Nuveen Core Bond Fund, Class A
Class I, Series 2 Common Shares ............... Nuveen Core Bond Fund, Class I
Class I, Series 3 Common Shares ............... Reserved (formerly First American Intermediate Term Bond Fund,
                                                  Class B)
Class I, Series 4 Common Shares ............... Nuveen Core Bond Fund, Class C
Class I, Series 5 Common Shares ............... Reserved (formerly First American Intermediate Term Bond Fund,
                                                  Class R)
Class J Common Shares ......................... Nuveen Short Term Bond Fund, Class A
Class J, Series 2 Common Shares ............... Nuveen Short Term Bond Fund, Class I
Class J, Series 3 Common Shares ............... Reserved (formerly First American Short Term Bond Fund, Class B)
Class J, Series 4 Common Shares ............... Nuveen Short Term Bond Fund, Class C
Class J, Series 5 Common Shares ............... Nuveen Short Term Bond Fund, Class R3
Class M Common Shares ......................... Nuveen Minnesota Intermediate Municipal Bond Fund, Class A
Class M, Series 2 Common Shares ............... Nuveen Minnesota Intermediate Municipal Bond Fund, Class I
Class M, Series 3 Common Shares ............... Reserved (formerly First American Minnesota Intermediate Tax
                                                  Free Fund, Class B)
Class M, Series 4 Common Shares ............... Nuveen Minnesota Intermediate Municipal Bond Fund, Class C1
Class M, Series 5 Common Shares ............... Nuveen Minnesota Intermediate Municipal Bond Fund, Class C
Class N Common Shares ......................... Reserved (formerly First American Colorado Intermediate Tax Free
                                                  Fund, Class A)
Class N, Series 2 Common Shares ............... Reserved (formerly First American Colorado Intermediate Tax Free
                                                  Fund, Class Y)
Class N, Series 3 Common Shares ............... Reserved (formerly First American Colorado Intermediate Tax Free
                                                  Fund, Class B)
Class N, Series 4 Common Shares ............... Reserved (formerly First American Colorado Intermediate Tax Free
                                                  Fund, Class C)
Class P Common Shares ......................... Nuveen Mid Cap Select Fund, Class A
Class P, Series 2 Common Shares ............... Nuveen Mid Cap Select Fund, Class I
Class P, Series 3 Common Shares ............... Reserved (formerly Nuveen Mid Cap Select Fund, Class B)
Class P, Series 4 Common Shares ............... Nuveen Mid Cap Select Fund, Class C
Class P, Series 5 Common Shares ............... Reserved (formerly First American Technology Fund, Class R)
Class Q Common Shares ......................... Nuveen International Fund, Class A
Class Q, Series 2 Common Shares ............... Nuveen International Fund, Class I
Class Q, Series 3 Common Shares ............... Reserved (formerly Nuveen International Fund, Class B)
Class Q, Series 4 Common Shares ............... Nuveen International Fund, Class C
Class Q, Series 5 Common Shares ............... Nuveen International Fund, Class R3
Class T Common Shares ......................... Nuveen Dividend Value Fund, Class A

Class T, Series 2 Common Shares ............... Nuveen Dividend Value Fund, Class B
Class T, Series 3 Common Shares ............... Nuveen Dividend Value Fund, Class I
Class T, Series 4 Common Shares ............... Nuveen Dividend Value Fund, Class C
Class T, Series 5 Common Shares ............... Nuveen Dividend Value Fund, Class R3
Class T, Series 6 Common Shares ............... Nuveen Dividend Value Fund, Class R6
Class V Common Shares ......................... Nuveen Real Estate Securities Fund, Class A
Class V, Series 2 Common Shares ............... Nuveen Real Estate Securities Fund, Class B
Class V, Series 3 Common Shares ............... Nuveen Real Estate Securities Fund, Class I
Class V, Series 4 Common Shares ............... Nuveen Real Estate Securities Fund, Class C
Class V, Series 5 Common Shares ............... Nuveen Real Estate Securities Fund, Class R3
Class V, Series 6 Common Shares ............... Nuveen Real Estate Securities Fund, Class R6
Class X Common Shares ......................... Nuveen Oregon Intermediate Municipal Bond Fund, Class I
Class X, Series 2 Common Shares ............... Nuveen Oregon Intermediate Municipal Bond Fund, Class A
Class X, Series 3 Common Shares ............... Nuveen Oregon Intermediate Municipal Bond Fund, Class C
Class Y Common Shares ......................... Reserved (formerly First American California Intermediate Tax
                                                  Free Fund, Class A)
Class Y, Series 2 Common Shares ............... Reserved (formerly First American California Intermediate Tax
                                                  Free Fund, Class Y)
Class Y, Series 3 Common Shares ............... Reserved (formerly First American California Intermediate Tax
                                                  Free Fund, Class C)
Class AA Common Shares ........................ Nuveen Small Cap Value Fund, Class A
Class AA, Series 2 Common Shares .............. Reserved (formerly First American Small Cap Value Fund, Class B)
Class AA, Series 3 Common Shares .............. Nuveen Small Cap Value Fund, Class I
Class AA, Series 4 Common Shares .............. Nuveen Small Cap Value Fund, Class C
Class AA, Series 5 Common Shares .............. Nuveen Small Cap Value Fund, Class R3
Class DD Common Shares ........................ Reserved (formerly Nuveen Tax Free Fund, Class A)
Class DD, Series 2 Common Shares .............. Reserved (formerly First American Tax Free Fund, Class B)
Class DD, Series 3 Common Shares .............. Reserved (formerly Nuveen Tax Free Fund, Class I)
Class DD, Series 4 Common Shares .............. Reserved (formerly Nuveen Tax Free Fund, Class C1)
Class EE Common Shares ........................ Nuveen Minnesota Municipal Bond Fund, Class A
Class EE, Series 2 Common Shares .............. Reserved (formerly First American Minnesota Tax Free Fund, Class B)
Class EE, Series 3 Common Shares .............. Nuveen Minnesota Municipal Bond Fund, Class I
Class EE, Series 4 Common Shares .............. Nuveen Minnesota Municipal Bond Fund, Class C1
Class EE, Series 5 Common Shares .............. Nuveen Minnesota Municipal Bond Fund, Class C

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
Class HH Common Shares ........................ Nuveen High Income Bond Fund, Class A
Class HH, Series 2 Common Shares .............. Nuveen High Income Bond Fund, Class B
Class HH, Series 3 Common Shares .............. Nuveen High Income Bond Fund, Class I
Class HH, Series 4 Common Shares .............. Nuveen High Income Bond Fund, Class C
Class HH, Series 5 Common Shares .............. Nuveen High Income Bond Fund, Class R3
Class I I Common Shares ....................... Reserved (formerly Nuveen California Tax Free Fund, Class A)
Class I I, Series 2 Common Shares ............. Reserved (formerly Nuveen California Tax Free Fund, Class C1)
Class I I, Series 3 Common Shares ............. Reserved (formerly Nuveen California Tax Free Fund, Class I)
Class JJ Common Shares ........................ Reserved (formerly First American Arizona Tax Free Fund, Class A)
Class JJ, Series 2 Common Shares .............. Reserved (formerly First American Arizona Tax Free Fund, Class C)
Class JJ, Series 3 Common Shares .............. Reserved (formerly First American Arizona Tax Free Fund, Class Y)
Class KK Common Shares ........................ Reserved (formerly Nuveen Colorado Tax Free Fund, Class A)
Class KK, Series 2 Common Shares .............. Reserved (formerly Nuveen Colorado Tax Free Fund, Class C1)
Class KK, Series 3 Common Shares .............. Reserved (formerly Nuveen Colorado Tax Free Fund, Class I)
Class LL Common Shares ........................ Nuveen Strategic Income Fund, Class A
Class LL, Series 2 Common Shares .............. Nuveen Strategic Income Fund, Class B
Class LL, Series 3 Common Shares .............. Nuveen Strategic Income Fund, Class C
Class LL, Series 4 Common Shares .............. Nuveen Strategic Income Fund, Class I
Class LL, Series 5 Common Shares .............. Nuveen Strategic Income Fund, Class R3
Class MM Common Shares ........................ Nuveen Nebraska Municipal Bond Fund, Class A
Class MM, Series 2 Common Shares .............. Nuveen Nebraska Municipal Bond Fund, Class C1
Class MM, Series 3 Common Shares .............. Nuveen Nebraska Municipal Bond Fund, Class I
Class MM, Series 4 Common Shares .............. Nuveen Nebraska Municipal Bond Fund, Class C
Class QQ Common Shares ........................ Nuveen Large Cap Growth Opportunities Fund, Class A
Class QQ, Series 2 Common Shares .............. Nuveen Large Cap Growth Opportunities Fund, Class B
Class QQ, Series 3 Common Shares .............. Nuveen Large Cap Growth Opportunities Fund, Class C
Class QQ, Series 4 Common Shares .............. Nuveen Large Cap Growth Opportunities Fund, Class I
Class QQ, Series 5 Common Shares .............. Nuveen Large Cap Growth Opportunities Fund, Class R3

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
Class QQ, Series 6 Common Shares .............. Nuveen Large Cap Growth Opportunities Fund, Class R6
Class SS Common Shares ........................ Nuveen Mid Cap Growth Opportunities Fund, Class A
Class SS, Series 2 Common Shares .............. Nuveen Mid Cap Growth Opportunities Fund, Class B
Class SS, Series 3 Common Shares .............. Nuveen Mid Cap Growth Opportunities Fund, Class C
Class SS, Series 4 Common Shares .............. Nuveen Mid Cap Growth Opportunities Fund, Class I
Class SS, Series 5 Common Shares .............. Nuveen Mid Cap Growth Opportunities Fund, Class R3
Class SS, Series 6 Common Shares .............. Nuveen Mid Cap Growth Opportunities Fund, Class R6
Class TT Common Shares ........................ Nuveen Small Cap Growth Opportunities Fund,
                                                  Class A
Class TT, Series 2 Common Shares .............. Nuveen Small Cap Growth Opportunities Fund,
                                                  Class B
Class TT, Series 3 Common Shares .............. Nuveen Small Cap Growth Opportunities Fund,
                                                  Class C
Class TT, Series 4 Common Shares .............. Nuveen Small Cap Growth Opportunities Fund,
                                                  Class I
Class TT, Series 5 Common Shares .............. Nuveen Small Cap Growth Opportunities Fund,
                                                  Class R3
Class UU Common Shares ........................ Nuveen Small Cap Select Fund, Class A
Class UU, Series 2 Common Shares .............. Nuveen Small Cap Select Fund, Class B
Class UU, Series 3 Common Shares .............. Nuveen Small Cap Select Fund, Class C
Class UU, Series 4 Common Shares .............. Nuveen Small Cap Select Fund, Class I
Class UU, Series 5 Common Shares .............. Nuveen Small Cap Select Fund, Class R3
Class WW Common Shares ........................ Nuveen Mid Cap Index Fund, Class A
Class WW, Series 2 Common Shares .............. Reserved (formerly First American Mid Cap
                                                  Index Fund, Class B)
Class WW, Series 3 Common Shares .............. Nuveen Mid Cap Index Fund, Class C
Class WW, Series 4 Common Shares .............. Nuveen Mid Cap Index Fund, Class I
Class WW, Series 5 Common Shares .............. Nuveen Mid Cap Index Fund, Class R3
Class XX Common Shares ........................ Nuveen Small Cap Index Fund, Class A
Class XX, Series 2 Common Shares .............. Reserved (formerly First American Small Cap
                                                Index Fund, Class B)
Class XX, Series 3 Common Shares .............. Nuveen Small Cap Index Fund, Class C
Class XX, Series 4 Common Shares .............. Nuveen Small Cap Index Fund, Class I
Class XX, Series 5 Common Shares .............. Nuveen Small Cap Index Fund, Class R3
Class ZZ Common Shares ........................ Reserved (formerly First American U.S. Government Mortgage Fund,
                                                  Class A)
Class ZZ, Series 2 Common Shares .............. Reserved (formerly First American U.S. Government Mortgage Fund,
                                                  Class B)

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
Class ZZ, Series 3 Common Shares .............. Reserved (formerly First American U.S. Government Mortgage Fund,
                                                  Class C)
Class ZZ, Series 4 Common Shares .............. Reserved (formerly First American U.S. Government Mortgage Fund,
                                                  Class Y)
Class ZZ, Series 5 Common Shares .............. Reserved (formerly First American U.S. Government Mortgage Fund,
                                                  Class R)
Class AAA Common Shares ....................... Reserved (formerly Nuveen Missouri Tax Free Fund, Class A)
Class AAA, Series 2 Common Shares ............. Reserved (formerly Nuveen Missouri Tax Free Fund, Class I)
Class AAA, Series 3 Common Shares ............. Reserved (formerly Nuveen Missouri Tax Free Fund, Class C1)
Class BBB Common Shares ....................... Reserved (formerly Nuveen Ohio Tax Free Fund, Class A)
Class BBB, Series 2 Common Shares ............. Reserved (formerly Nuveen Ohio Tax Free Fund, Class C1)
Class BBB, Series 3 Common Shares ............. Reserved (formerly Nuveen Ohio Tax Free Fund, Class I)
Class CCC Common Shares ....................... Nuveen Short Term Municipal Bond Fund, Class A
Class CCC, Series 2 Common Shares ............. Nuveen Short Term Municipal Bond Fund, Class I
Class CCC, Series 3 Common Shares ............. Nuveen Short Term Municipal Bond Fund, Class C
Class DDD Common Shares ....................... Nuveen Intermediate Government Bond Fund, Class A
Class DDD, Series 2 Common Shares ............. Nuveen Intermediate Government Bond Fund, Class I
Class DDD, Series 3 Common Shares ............. Nuveen Intermediate Government Bond Fund, Class C
Class DDD, Series 4 Common Shares ............. Nuveen Intermediate Government Bond Fund, Class R3
Class EEE Common Shares ....................... Nuveen Large Cap Select Fund, Class A
Class EEE, Series 2 Common Shares ............. Reserved (formerly First American Large Cap Select Fund, Class B)
Class EEE, Series 3 Common Shares ............. Nuveen Large Cap Select Fund, Class C
Class EEE, Series 4 Common Shares ............. Reserved (formerly Nuveen Large Cap Select Fund, Class R3)
Class EEE, Series 5 Common Shares ............. Nuveen Large Cap Select Fund, Class I
Class FFF Common Shares ....................... Nuveen Inflation Protected Securities Fund, Class A
Class FFF, Series 2 Common Shares ............. Nuveen Inflation Protected Securities Fund, Class C
Class FFF, Series 3 Common Shares ............. Nuveen Inflation Protected Securities Fund, Class R3
Class FFF, Series 4 Common Shares ............. Nuveen Inflation Protected Securities Fund, Class I

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
Class GGG Series Common Shares . .............. Nuveen International Select Fund, Class A
Class GGG, Series 2 Common Shares ............. Reserved (formerly First American International Select Fund,
                                                  Class B)
Class GGG, Series 3 Common Shares ............. Nuveen International Select Fund, Class C
Class GGG, Series 4 Common Shares ............. Reserved (formerly Nuveen International Select Fund, Class R3)
Class GGG, Series 5 Common Shares ............. Nuveen International Select Fund, Class I
Class HHH Common Shares ....................... Nuveen Quantitative Enhanced Core Equity Fund, Class A
Class HHH, Series 2 Common Shares ............. Nuveen Quantitative Enhanced Core Equity Fund, Class C
Class HHH, Series 3 Common Shares ............. Reserved (formerly First American Quantitative Large Cap Core
                                                  Fund, Class R)
Class HHH, Series 4 Common Shares ............. Nuveen Quantitative Enhanced Core Equity Fund, Class I
Class I I I Common Shares                       Reserved (formerly First American Quantitative Large Cap Value
                                                  Fund, Class A)
Class I I I, Series 2 Common Shares ........... Reserved (formerly First American Quantitative Large Cap Value
                                                  Fund, Class C)
Class I I I, Series 3 Common Shares ........... Reserved (formerly First American Quantitative Large Cap Value
                                                  Fund, Class R)
Class I I I, Series 4 Common Shares ........... Reserved (formerly First American Quantitative Large Cap Value
                                                  Fund, Class Y)
Class JJJ Common Shares ....................... Nuveen Real Asset Income Fund, Class A
Class JJJ, Series 2 Common Shares ............. Nuveen Real Asset Income Fund, Class C
Class JJJ, Series 3 Common Shares ............. Reserved (formerly Nuveen Real Asset Income Fund, Class R3)
Class JJJ, Series 4 Common Shares ............. Nuveen Real Asset Income Fund, Class I
Class KKK Common Shares ....................... Nuveen Global Infrastructure Fund, Class A
Class KKK, Series 2 Common Shares ............. Nuveen Global Infrastructure Fund, Class I
Class KKK, Series 3 Common Shares ............. Nuveen Global Infrastructure Fund, Class C
Class KKK, Series 4 Common Shares ............. Nuveen Global Infrastructure Fund, Class R3
Class LLL Common Shares ....................... Nuveen Tactical Market Opportunities Fund, Class I
Class LLL, Series 2 Common Shares ............. Nuveen Tactical Market Opportunities Fund, Class A
Class LLL, Series 3 Common Shares ............. Nuveen Tactical Market Opportunities Fund, Class C

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